Exhibit 1(a)(iv)

ADS Letter of Transmittal

to

Tender American Depositary Receipts (“ADRs”) evidencing

American Depositary Shares (“ADSs”) representing shares of common stock of

LATAM Airlines Group S.A. - CUSIP # 51817R1068

Pursuant to the Prospectus and U.S. Supplement thereto

dated November 27, 2019

by

DELTA AIR LINES, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 4:00 PM, CHILEAN TIME, WHICH CORRESPONDS TO 2:00 P.M. NEW YORK CITY TIME, ON DECEMBER 26, 2019, UNLESS THE OFFER IS EXTENDED.

The ADS Receiving Agent for the Offer is:

Equiniti Trust Company

***By Mail: By 2:00 p.m. NYC time on Expiration Date Equiniti Trust Company Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164-0858

***By Hand or Overnight Courier:

By 2:00 p.m. NYC time on Expiration Date

Equiniti Trust Company

Shareowner Services

Voluntary Corporate Actions

1110 Centre Pointe Curve, Suite 101

Mendota Heights, Minnesota 55120

Delivery of this ADS Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the ADS Receiving Agent. You must sign this ADS Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.

The instructions contained within this ADS Letter of Transmittal should be read carefully before this ADS Letter of Transmittal is completed.

ACCOUNT NUMBER                     ADR CERT                     BOOK ADSs                     TOTAL ADSs                     ISSUE NUMBER

 FOR OFFICE USE ONLY          Approved _____________________ W-9 Completed ________________________

DESCRIPTION OF ADSs TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if blank, exactly as name(s) appear(s) on ADR(s))	ADSs Tendered (Please attach additional signed list, if necessary)
□ indicates permanent address change	ADR Serial Number(s)	Total Number of ADSs Evidenced by ADR(s) Tendered (1)	Total Number of ADSs Represented by Book-Entry (Electronic Form) Tendered (2)	Number of ADSs Tendered (3)(4)

Total ADSs Tendered
(1)	Complete only if ADSs are held in certificated form. Do NOT complete if transfer is to be made with respect to ADSs held in book-entry form in DRS.
(2)	For ADS holders who hold their ADS in book-entry form on the books and records of JPMorgan Chase Bank, N.A., as ADS depositary (the “Depositary”) in the Direct Registration System (“DRS”) of the Depositary, the name of the Registered Holder must be exactly as it appears in the books and records of the Depositary.
(3)	Only include ADSs that are held in book-entry form in DRS. Do NOT include any ADSs to be transferred by means of the DTC book-entry system.
(4)	Unless otherwise indicated, it will be assumed that all ADSs being described above are being tendered. See Instruction 4.
□	Check here if ADR Certificates have been lost or mutilated. See Instruction 9.
Lost certificates. I have lost my certificate(s) for ___________ ADR certificates and require assistance in replacing them. A $75.00 replacement fee must be sent in with the completed letter of transmittal. The check must be made payable to Shareowner Services.
If additional forms and fees are needed, you will be contacted.

This ADS Letter of Transmittal is to be used by holders of ADSs if ADR certificates are to be forwarded herewith or if ADSs are held in book-entry form on the records of the Depositary.

IMPORTANT

ADS HOLDER: SIGN HERE

(Please Complete Substitute Form W-9 Included Herein)

(Signature(s) of Owner(s))

Name(s)

Capacity(Full Title)

(See Instructions)

Address

(Include Zip Code)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(If required—See Instructions 1 and 5)

APPLY MEDALLION GUARANTEE STAMP BELOW

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if (i) the check for the purchase price with respect to ADSs accepted for payment and (ii) any ADR evidencing ADSs not accepted for purchase are to be issued in the name of someone other than the person(s) specified in Item A.

 Issue To:

 Name _______________________________________

                                  (Please Print)

 Address _____________________________________

_____________________________________________

                                 (Include Zip Code)

(Recipient must complete Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if (i) the check for the purchase price with respect to ADSs accepted for payment and (ii) any ADR evidencing ADSs not accepted for purchase are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of ADSs Tendered.”

 Mail To:

 Name _______________________________________

                                 (Please Print)

 Address _____________________________________

_____________________________________________

                                 (Include Zip Code)

Request for Taxpayer Identification Number and Certification – Substitute Form W-9 (Rev. 10/18)
Certification: Under penalties of perjury,I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and	Social Security Number ☐☐☐ - ☐☐ - ☐☐☐☐

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and	Employer Identification Number ☐☐ / ☐☐☐☐☐☐☐
3.	I am a U.S. citizen or other U.S. person (as defined in the instructions below), and
4.

The FATCA code entered on this form (if any) indicating that the payee is exempt from FATCA reporting is correct. (No FATCA reporting code is required for accounts maintained In the United States.)

FATCA Exemption Reporting Code: ________ (Codes are available with the official IRS Form W-9 found at www.irs.gov.)

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
Required: Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter tax classification (C=C corporation, S=S corporation, P=partnership): ____________
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature: ____________________________________________________________________ Date: __________________

NOTICE TO NON-RESIDENT ALIEN INDIVIDUALS OR FOREIGN ENTITIES (e.g. foreign corporations, partnerships or trusts): DO NOT COMPLETE THE ABOVE SUBSTITUTE FORM W-9. NRA INDIVIDUALS MAY COMPLETE THE ENCLOSED FORM W-8BEN, OR OBTAIN ONE AT www.irs.gov OR CALL 877-262-8260 FOR COPY OF FORM W-8BEN. FOREIGN ENTITIES NEED TO COMPLETE THE APPLICABLE TYPE OF FORM W-8 (REVISED AS OF 2014) AND RETURN THAT CERTIFICATION OF FOREIGN TAX STATUS. FAILURE TO COMPLETE THE FORM WILL SUBJECT THE RECIPIENT TO THE APPLICABLE FEDERAL TAX INCOME TAX WITHHOLDING.

PLEASE READ THE INSTRUCTIONS SET FORTH
IN THIS ADS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Delta Air Lines, Inc., a Delaware corporation (“Delta”) the above-described American Depositary Shares (“ADSs”) representing shares of common stock, no par value (the “Shares”), of LATAM Airlines Group S.A. (“LATAM”) pursuant to the offer to purchase up to 20% of the issued, subscribed and paid-in Shares, including those represented by ADSs, for $16.00 per Share or ADS, in each case, payable in U.S. dollars or its equivalent in Chilean pesos at the exchange ratio set forth in Section 8 (“Price and terms of payment”) of the Prospectus (the “Offer”), upon the terms and subject to the conditions set forth in the Prospectus, the U.S. Supplement thereto and this ADS Letter of Transmittal (which together with any amendments or supplements thereto, collectively constitute the “Offer Materials”). The undersigned hereby instructs the ADS Receiving Agent to accept the Offer on behalf of the undersigned with respect to the above-described ADSs, subject to the terms and conditions set forth in the Offer Materials. The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal and of the ADSs and other required documents delivered to the ADS Receiving Agent in connection herewith will be deemed (without any further action by the ADS Receiving Agent) to constitute the acceptance of the Offer by the undersigned with respect to such ADSs, subject to the rights of withdrawal set out in “Withdrawal Rights” in the U.S. Supplement and the terms and conditions set forth in this ADS Letter of Transmittal.

Each holder of ADSs (“ADS Holder”) will be able to elect to receive cash for his or her ADSs in U.S. dollars or its equivalent in Chilean pesos at the exchange ratio set forth in Section 8 (“Price and terms of payment”) of the Prospectus. Any ADS Holder who elects to receive cash for his or her ADSs in Chilean pesos must surrender his or her ADSs, withdraw the Shares underlying such ADSs from the ADS program and participate directly in the Offer as a holder of Shares pursuant to the requirements set forth in Section 9 of the Prospectus (“Procedure for accepting the Offer”), and should not submit his ADSs through the procedures described herein. See the section entitled “Procedures for Accepting the Offer — Holders of ADSs — Direct Participation” in the US Supplement for more information. Any ADS Holder who tenders his or her ADSs to the ADS Receiving Agent through this ADS Letter of Transmittal shall be deemed to have elected to receive cash payment for his or her tendered and accepted ADSs in U.S. dollars.

The undersigned hereby delivers to the ADS Receiving Agent for tender to Delta the above-described ADSs, in accordance with the terms and conditions of the Offer Materials, any supplements or amendments thereto, and this ADS Letter of Transmittal.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the ADSs tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Delta all right, title and interest in and to all of the ADSs that are being tendered hereby (including the Shares represented thereby), distributions, rights, other ADSs or Shares or other securities issued or issuable in respect thereof on or after such acceptance for payment of the ADSs (collectively, “Distributions”) and irrevocably constitutes and appoints Equiniti Trust Company (the “ADS Receiving Agent“) the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such ADSs (and any and all Distributions) or transfer ownership of such ADSs (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Delta, (ii) present such ADSs (and any and all Distributions) for transfer on the books of Delta, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this ADS Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Delta as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote the ADSs in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the ADSs (and any and all Distributions) tendered hereby and accepted for payment by Delta. This appointment will be effective if and when, and only to the extent that, Delta accepts such ADSs for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such ADSs in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such ADSs (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

Delta reserves the right to require that, in order for the ADSs or other securities to be deemed validly tendered, immediately upon Delta’s acceptance for payment of such ADSs, Delta must be able to exercise full voting, consent and other rights with respect to such ADSs (and any and all Distributions), including voting at any meeting of shareholders of LATAM.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby and all Distributions and that, when the same are accepted for payment by Delta, Delta will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Receiving Agent or Delta to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the ADS Receiving Agent for the account of Delta all Distributions in respect of the ADSs tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Delta shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the ADSs tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Delta in its sole discretion.

The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, Delta or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford Delta or the ADS Receiving Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable Delta or the ADS Receiving Agent to secure the full benefits of this ADS Letter of Transmittal.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” the undersigned hereby instructs Delta to: (i) issue the check for the purchase price for the ADSs accepted for purchase, and/or (ii) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for purchase, in the name(s) of the registered holder(s) appearing herein in the box entitled “Description of ADSs Being Tendered.”

Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions,” the undersigned hereby instructs Delta to: (i) mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase, and/or (ii) return, or cause to be returned, any ADRs evidencing ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing herein in the box entitled “Description of ADSs Being Tendered.”

In the event that either the “Special Delivery Instructions” or the “Special Issuance Instructions” are completed, the undersigned hereby instructs Delta, as applicable, to: (i) (a) issue the check for the purchase price for the ADSs accepted for purchase, and/or (b) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for purchase in the name(s) of the person or persons so indicated; or (ii) (a) mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase, and/or (b) return, or cause to be returned, any ADRs evidencing any ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the person or persons so indicated.

In the case of a book-entry delivery of ADSs, the undersigned hereby instructs Delta to credit the undersigned’s account maintained at the Book-Entry Transfer Facility with (i) the purchase price for the ADSs accepted for purchase, and (ii) any ADSs not accepted for purchase. The undersigned recognizes that Delta will not transfer any ADSs from the name of the registered holder thereof if Delta does not accept for purchase any of the ADSs so tendered.

The undersigned understands that the valid tender of the ADSs pursuant to the procedures described in “Procedures for Accepting the Offer — U.S. Holders of ADSs — ADS Receiving Agent” in the U.S. Supplement and in the Instructions hereto (or alternatively, pursuant to the procedures described in “Procedures for Accepting the Offer — U.S. Holders of ADSs — Direct Participation”) will constitute a binding agreement between the undersigned and Delta upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Framework Agreement, dated as of September 26, 2019, by and between Delta and LATAM, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this ADS Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus and the U.S. Supplement, including as a result of the proration mechanism described in Section 7.4 of the Prospectus, Delta may not be required to accept for payment any of the ADSs tendered hereby.

The terms and conditions of the Offer contained in the Offer Materials, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly. All capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Offer Materials.

This ADS Letter of Transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the Offer shall not be made, until the ADSs being tendered and all other required documentation have been received by the ADS Receiving Agent as provided in the Offer Materials and this ADS Letter of Transmittal.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.       Guarantee of Signatures. No signature guarantee is required on this ADS Letter of Transmittal if this ADS Letter of Transmittal is signed by the registered holder(s) of ADSs tendered herewith, unless such registered holder(s) has completed the box entitled “Special Payment Instructions” on the Letter of Transmittal. See Instruction 5.

2.       Requirements of Tender. This ADS Letter of Transmittal is to be completed by ADS Holders if ADRs are to be forwarded herewith or ADSs are held in book-entry form on the records of the Depositary. If delivery of ADSs is to be made by book-entry transfer to an account maintained by the ADS Receiving Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth under “Procedures for Accepting the Offer — Holders of ADSs — ADS Receiving Agent — Book-Entry Delivery” in the U.S. Supplement, an Agent’s Message (as defined below) must be delivered. ADRs evidencing ADSs or confirmation of any book-entry transfer into the ADS Receiving Agent’s account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and duly executed ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent’s Message and any other documents required by this ADS Letter of Transmittal, must be delivered to the ADS Receiving Agent at one of its addresses set forth herein prior to the Expiration Date. If ADRs are forwarded to the ADS Receiving Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the ADS Receiving Agent and forming a part of a book-entry confirmation which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant tendering the ADSs which are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the ADS Letter of Transmittal and that Delta may enforce such agreement against the participant.

The method of delivery of ADSs and all other required documents, including through the Book-Entry Transfer Facility, is at the option and the risk of the tendering ADS Holder and the delivery will be deemed made only when actually received by the ADS Receiving Agent (including, in the case of book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

ADS LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE DEPOSITARY BY 2:00 P.M. (NEW YORK TIME) ON THE EXPIRATION DATE OF THE OFFER.

No alternative, conditional or contingent tenders will be accepted and no fractional ADSs will be exchanged. All tendering ADS Holders, by execution of this ADS Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their ADSs for payment.

3.       Inadequate Space. If the space provided herein is inadequate, the serial number of the ADRs, the total number of ADSs represented by such ADRs, the total number of ADSs represented by book-entry, the number of ADSs tendered and any other required information should be listed on a separate signed schedule attached hereto.

4.       Partial Tenders. If fewer than all the ADSs evidenced by ADRs delivered to the ADS Receiving Agent are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled “Number of ADSs Tendered.” In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal as promptly as practicable following the receipt of such partial tender. All ADSs delivered to the ADS Receiving Agent will be deemed to have been tendered unless otherwise indicated.

5.       Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the ADSs tendered hereby are held of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

If any of the tendered ADSs are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

If this ADS Letter of Transmittal or any ADRs or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Delta of the authority of such person so to act must be submitted. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless payment is to be made or certificates for ADSs not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADRs listed and transmitted hereby, the ADRs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

6.       Special Payment. If a check is to be issued in the name of a person other than the signer of this ADS Letter of Transmittal the appropriate boxes on this ADS Letter of Transmittal must be completed.

7.       Substitute Form W-9. A tendering ADS Holder is required to provide the ADS Receiving Agent with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9. The purpose for this form is explained below under “Important Tax Information.” The ADS Holder must, under penalties of perjury, certify that such number is correct and that such ADS Holder is not subject to backup withholding of federal income tax or, alternatively, to establish another basis for exemption from backup withholding. If a tendering ADS Holder is subject to backup withholding, the ADS Holder must cross out item 2 on Substitute Form W-9. Failure to provide the information requested on the Substitute Form W-9 may subject the tendering ADS Holder to a $50 penalty imposed by the Internal Revenue Service and to federal income tax backup withholding at the applicable federal withholding rate of any payments made to the ADS Holder or other payee.

Certain ADS Holders (including, for example, corporations, financial institutions, tax-exempt entities and IRA plans) are not subject to backup withholding. A foreign (“nonresident alien”) ADS Holder should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the ADS Receiving Agent, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. We cannot accept a facsimile, photocopy or scanned image of a Form W-8BEN.

8.       Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, the U.S. Supplement, this ADS Letter of Transmittal, IRS Form W-8 and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the addresses and phone numbers set forth below.

9.        Lost, Destroyed or Stolen Certificates. If any ADRs representing ADSs have been lost, destroyed or stolen, the ADS Holder should contact JPMorgan Chase Bank, N.A, as ADS depositary, or the Information Agent at the addresses and phone numbers set forth below.

10.       Withdrawal of ADSs Tendered. ADSs tendered to the ADS Receiving Agent pursuant to the Offer may be withdrawn at any time prior to the Expiration Date by sending written notice of revocation to the ADS Receiving Agent at the address on the front of this ADS Letter of Transmittal. Fax copies are not acceptable. After an effective withdrawal you may resubmit to the ADS Receiving Agent a completed replacement of this document and any other documents required by the Offer for properly tendering ADSs prior to the Expiration Date.

Important: This ADS Letter of Transmittal together with any required signature guarantees, and any other required documents, must be received by the ADS Receiving Agent prior to the Expiration Date and ADRs representing ADSs must be received by the ADS Receiving Agent prior to the Expiration Date.

IMPORTANT TAX INFORMATION

Under the federal income tax law, unless an exemption applies, a shareholder whose tendered ADSs are accepted for payment is required to provide the ADS Receiving Agent with such shareholder’s correct TIN on the Substitute Form W-9. If such shareholder is an individual, the TIN is such shareholder’s Social Security Number. If the ADS Receiving Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding based on the applicable tax rate of the reportable amount.

Certain ADS Holders (for example, corporations) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. person to claim nonresident alien (or foreign) tax status and qualify for an exemption from backup withholding, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual’s foreign status. Normally, a foreign individual or corporation will provide a Form W-8BEN. Intermediary entities will provide a Form W-8IMY for the entity and a Form W-8BEN or Form W-9 for each beneficial owner along with a withholding statement. Such a Form W-8 may be obtained from the ADS Receiving Agent. Exempt U.S. ADS Holders, other than foreign individuals (i.e., corporations, etc.) should furnish their TIN, check the “Exempt payee” line and sign, date and return the Substitute Form W-9 to the ADS Receiving Agent.

If backup withholding applies, the ADS Receiving Agent is required to withhold a percentage of any reportable payments made to the ADS Holder at the Withholding Rate. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service when completing a tax return for that applicable year, based on the withholding amount reported on the Form 1099.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to an ADS Holder with respect to ADSs exchanged pursuant to the Offer, the ADS Holder is required to notify the ADS Receiving Agent of such ADS Holder’s correct TIN (or the TIN of another payee) by completing the Substitute Form W-9 enclosed certifying that the TIN provided is correct.

Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Requests for copies of the Prospectus, U.S. Supplement, this ADS Letter of Transmittal, the IRS Form W-8 and other tender offer materials may also be directed to the Information Agent. An ADS holder may also contact such ADS Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

90 Park Avenue

New York, NY 10016

Stockholders may call toll-free: (833) 503-4127

Banks & Brokers may call: (516) 220-8356